Exhibit 10.35
FIFTH AMENDMENT TO
CREDIT AND SECURITY AGREEMENT

This Amendment, entered into as of October 25, 2022, and effective as of October 25, 2022, is by and between RED IRON ACCEPTANCE, LLC, a Delaware limited liability company (“Borrower”), and HUNTINGTON DISTRIBUTION FINANCE, INC. (previously known as TCF INVENTORY FINANCE, INC.) (“Lender”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined).
RECITALS

A.    Borrower and Lender are parties to a Credit and Security Agreement, dated as of August 12, 2009, as amended by a First Amendment to Credit and Security Agreement dated as of June 6, 2012, a Second Amendment to Credit and Security Agreement dated as of November 29, 2016, a Third Amendment to Credit and Security Agreement dated as of December 20, 2019 and a Fourth Amendment to Credit and Security Agreement dated August 23, 2021 (as so amended, the “Credit Agreement”).
B.    The parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.
(a)    Definitions. The following definitions (i) with respect to terms not presently defined in Schedule 1.01 of the Credit Agreement, are hereby added in alphabetical order to Schedule 1.01 of the Credit Agreement, and (ii) with respect to terms presently defined in Schedule 1.01 of the Credit Agreement, amend and restate in their entirety the corresponding definitions in the Credit Agreement:
“TCFIF Rate” shall be deleted and replaced with “HDF Rate” which shall have the following definition:
“HDF Rate” shall mean, for each month, an annual rate equal to the sum of one-half percent (1/2%), plus (b) the weighted average of LIBOR and the SOFR Index, in each case, as such rate may be reduced pursuant to Section 2.0l(c). The weighting of such average of LIBOR and the SOFR Index shall be determined by Lender each month so as to approximate the ratio of (i) the average outstanding principal balance owed to Borrower by dealers and distributors in such month bearing interest by reference to the London Interbank Offered Rate (or any similar rate), to (ii) the average outstanding principal balance owed to Borrower by dealers and distributors in such month bearing interest by reference to the SOFR Index or bearing interest at a fixed rate, all as determined by Lender. The determination of the HDF Rate by Lender from time to time shall be conclusive absent manifest error.

“TCFIF Sub” shall be deleted and replaced with “HDF Sub” which shall have the following definition:

“HDF Sub” shall mean Huntington Joint Venture I, LLC, a Minnesota limited liability company.

“Intimidator” shall mean Intimidator, LLC, an Arkansas limited liability company.

“RF Products” shall mean RF Products, LLC, an Arkansas limited liability. company.

“Seller” shall be deleted and replaced with the following definition:

“Seller” shall mean each of Toro, TCC, Toro International, Exmark, Intimidator, RF Products and Venture.

“Venture” shall mean Venture Products, Inc., an Ohio corporation.
(b)    Change in Commitment. Section 2.02(a) of the Credit Agreement shall be deleted and replaced with the following:

(a)    Commitment. The aggregate principal amount of all Revolving Loans outstanding at a time shall not exceed the lesser of (x) the Borrowing Base and (y) $800,000,000 (or, if reduced pursuant to Section 2.02(b) or otherwise; the lesser amount to which reduced) (such lesser amount, as so reduced from time to time, to be referred to herein as the "Commitment").
(c)    Revolving Loan Note. Section 2.05(a) of the Credit Agreement shall be deleted and replaced with the following:

(a)    Revolving Loan Note. The obligation of Borrower to repay the Revolving Loans and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in a form agreed to by Lender (the “Revolving Loan Note”). Lender shall record on its general ledger the date and amount of each Revolving Loan and of each payment or prepayment of principal and each payment of interest or other amounts thereon made by Borrower.
(d)    References to TCF Bank. All references in the Credit Agreement to TCF Bank shall be deleted and replaced with The Huntington National Bank.
(e)    References to TCFIF. All references in the Credit Agreement to TCFIF shall be deleted and replaced with Lender.

(f)    Notices. Section 8.01 of the Credit Agreement shall deleted and replaced with the following:

    8.01 Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions, or other communications to Lender or Borrower under this Agreement or the other Credit Documents shall be in writing and shall be deemed to have been given to a party at the earlier of (a) when personally delivered or (ii) one Business Day after deposit with a national overnight courier service; in each case addressed as follows:

Lender:                Huntington Distribution Finance, Inc.
1475 E. Woodfield Road, Suite 1000
Schaumburg, IL 60173
Attention: Chief Legal Counsel

Borrower:            Red Iron Acceptance, LLC

8111 Lyndale Avenue South
Bloomington, MN 55420
Attention: Director of Operations

with copies to:             The Toro Company
8111 Lyndale Avenue South
Bloomington, MN 55420 Attention: Treasurer

and

The Toro Company
8111 Lyndale Avenue South
Bloomington, MN 55420
Attention: General Counsel

2.    Amended and Restated Revolving Loan Note. Borrower will enter into an Amended and Restated Revolving Loan Note, dated as of the date of this Amendment (the “Amended and Restated Revolving Loan Note”). All references in any document or instrument to the Revolving Loan Note (other than the reference in Section 3.0l(b) of the Credit Agreement, which will continue to refer to the promissory note issued on August 12, 2009) are hereby amended to refer to the Amended and Restated Revolving Loan Note.
3.    Representations and Warranties. Borrower certifies to Lender that the representations and warranties of Borrower in Section IV of the Credit Agreement are true and correct in all respects as of the date of this Amendment.
4.    Affirmation of Credit Agreement; Further References. The parties hereto each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects, and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement (including references in the Credit Agreement to the terms thereof) are hereby amended to refer to the Credit Agreement as amended through this Amendment.
5.    Entire Agreement. This Amendment, on and after the date hereof, contains all of the understandings and agreements of whatsoever kind and nature existing among the parties hereto with respect to this Amendment, the subject matter hereof, and the rights, interests, understandings, agreements and obligations of the parties hereto pertaining to the subject matter hereof with the effect that this Amendment shall control with respect to the specific subjects hereof.

6.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                    RED IRON ACCEPTANCE, LLC

                    By: /s/ Jay R. Deverell______________
                    Name: Jay R. Deverell
                    Title: Manager

                    HUNTINGTON DISTRIBUTION FINANCE, INC.

                    By: /s/ Jay R. Deverell______________
                    Name: Jay R. Deverell
                    Title: President

Signature Page to Fifth Amendment to Credit and Security Agreement